APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asset Allocation Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
Classic Value Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class C Administrator Class	0.25 0.25 0.25
Conservative Income Fund Class A2[1]	0.25
Core Bond Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Core Plus Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Disciplined Small Cap Fund Class A Administrator Class	0.25 0.25
Disciplined U.S. Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Discovery Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Capital Builder Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Income Builder Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified International Fund Class A Class C Administrator Class	0.25 0.25 0.25
Dynamic Target Today Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2015 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2020 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2025 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2030 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2035 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2040 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2045 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2050 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2055 Fund Class A Class C Class R4	0.25 0.25 0.10
Dynamic Target 2060 Fund Class A Class C Class R4	0.25 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Equity Income Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Endeavor Select Fund Class A Class C Administrator Class	0.25 0.25 0.25
Enterprise Fund Class A Class C Administrator Class	0.25 0.25 0.25
Fundamental Small Cap Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Global Small Cap Fund Class A Class C Administrator Class	0.25 0.25 0.25
Government Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
Government Securities Fund Class A Class C Administrator Class	0.25 0.25 0.25
Growth Balanced Fund Class A Class C Administrator Class	0.25 0.25 0.25
Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Service Class	0.10 0.25
High Yield Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Index Asset Allocation Fund Class A Class C Administrator Class	0.25 0.25 0.25
Index Fund Class A Class C Administrator Class	0.25 0.25 0.10
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
International Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
International Equity Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
International Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Intrinsic Small Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Intrinsic World Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Large Cap Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Large Company Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Low Volatility U.S. Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Moderate Balanced Fund Class A Class C Administrator Class	0.25 0.25 0.25
Money Market Fund Class A Class C Service Class	0.25 0.25 0.25
Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Municipal Cash Management Money Market Fund Administrator Class Service Class	0.10 0.25
Municipal Sustainability Fund Class A Class C Administrator Class	0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
Omega Growth Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Opportunity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Pennsylvania Tax-Free Fund Class A Class C	0.25 0.25
Precious Metals Fund Class A Class C Administrator Class	0.25 0.25 0.25
Premier Large Company Growth Fund Class A Class C Class R4 Administrator Class	0.25 0.25 0.10 0.25
Real Return Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short-Term Bond Fund Class A Class C	0.25 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Company Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Company Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Special Small Cap Value Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Specialized Technology Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Target Today Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2010 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2015 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Target 2020 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2025 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Target 2030 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2035 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Target 2040 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2045 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Target 2050 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Target 2055 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Target 2060 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Treasury Plus Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
Ultra Short-Term Income Fund Class A Class A2[2] Class C Administrator Class	0.25 0.25 0.25 0.25
Ultra Short-Term Municipal Income Fund Class A Class A2[3] Class C Administrator Class	0.25 0.25 0.25 0.25
Utility & Telecommunications Fund Class A Class C Administrator Class	0.25 0.25 0.25
WealthBuilder Conservative Allocation Fund Class A Class C	0.25 0.25
WealthBuilder Equity Fund Class A Class C	0.25 0.25
WealthBuilder Growth Allocation Fund Class A Class C	0.25 0.25
WealthBuilder Growth Balanced Fund Class A Class C	0.25 0.25
WealthBuilder Moderate Balanced Fund Class A Class C	0.25 0.25
Wisconsin Tax-Free Fund Class A Class C	0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Appendix A amended:  April 14, 2020

1On April 14, 2020, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class A2 shares to the Conservative Income Fund.  The Class A2 shares will become effective on or about June 1, 2020.

2On April 14, 2020, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class A2 shares to the Ultra Short-Term Income Fund.   The Class A2 shares will become effective on or about June 1, 2020.

3On April 14, 2020, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class A2 shares to the Ultra Short-Term Municipal Income Fund.  The Class A2 shares will become effective on or about June 1, 2020.

The foregoing fee schedule is agreed to as of April 14, 2020 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

            Catherine Kennedy

            Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

            Paul Haast

            Senior Vice President